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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 13, 1998, included in ICT Group, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.





                                                          /s/ARTHUR ANDERSEN LLP

Philadelphia, Pa.
June 3, 1998